UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 2, 2018

CVD EQUIPMENT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

New York	1-16525	11-2621692
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

355 South Technology Drive Central Islip, New York	11722
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (631) 981-7081

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On November 2, 2018, CVD Equipment Corporation (the “Company”) issued a press release reporting certain preliminary financial results for the three and nine month periods ended September 30, 2018.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).

Safe Harbor Disclosure

Certain statements made in this Form 8-K may constitute "forward-looking statements" within the meaning of the federal securities laws. Forward-looking statements are based on management's expectations, estimates, projections, and assumptions.  These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict.  Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors.  Additional information regarding these factors is contained in the sections entitled “Risk Factors” and “Management Discussion and Analysis of Financial Condition and Results of Operations” included in our most recent Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC as such factors may be updated from time to time in our periodic filings with the SEC which are accessible on the SEC's website at www.sec.gov.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders (the “Annual Meeting”) of the Company was held on November 2, 2018. At the Annual Meeting, the shareholders voted on the following two proposals and cast their votes as described below. The proposals are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on September 21, 2018.

Proposal 1:

Election of the six nominees listed below to serve on the Board of Directors of the Company until the 2019 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified:

Nominee	Number of Votes Cast in Favor	Number of Votes Withheld
Leonard A. Rosenbaum	2,288,333	465,087
Martin J. Teitelbaum	2,233,799	519,621
Conrad J. Gunther	2,094,663	658,757
Lawrence J. Waldman	2,301,229	452,191
Raymond A. Nielsen	2,313,393	440,027
Robert M. Brill	2,392,329	361,901

Proposal 2.	The ratification of MSPC, Certified Public Accountants and Advisors, P.C., as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstain
5,407,036	49,384	48,320

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated November 2, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 7, 2018

CVD EQUIPMENT CORPORATION

By:	/s/ Leonard A. Rosenbaum
Name:	Leonard A. Rosenbaum
Title:	Chairman, President and Chief Executive Officer

4